Exhibit 10.3

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS (“BLUE SKY LAWS”), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE

FORM OF SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (the “Agreement”) is deemed to be effective as of March 23, 2018 (the “Effective Date”), by and among Jaguar Health, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.            Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

1.             Purchase and Sale of Stock.

a.             Sale and Issuance of Stock.  Subject to the terms and conditions of this Agreement, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, shares (the “Shares”) of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), in an aggregate amount equal to the amounts specified on each of the signature pages hereto executed by a Purchaser and at a price of US$0.17 per share.

b.             Closing, Payment and Delivery.  Subject to fulfillment of the conditions set forth in Section 5 below, the consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Reed Smith LLP, 1510 Page Mill Road, Suite 110, Palo Alto, California, 94304 (or remotely via the exchange of documents and signatures) on the Effective Date. At the Closing, each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to the aggregate amount to be paid for Shares purchased hereunder by such Purchaser (the “Subscription Amount”) as specified below such Purchaser’s name on the signature page hereto executed by such Purchaser.

For the purposes of this Agreement, “Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York or the City of London are authorized or obligated to close.

c.             Delivery of Share Certificate.  At the Closing, the Company shall deliver to the Purchasers a copy of the irrevocable instructions to Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 8742 Lucent Blvd., Suite 225 Highlands Ranch, CO 80129 Attn: Brooke Webb (the “Transfer Agent”), instructing the Transfer Agent to deliver, on an expedited basis, a certificate or certificates evidencing the Shares, registered in the names set forth on the signature page hereto, in exchange for the Subscription Amount.

2.             Company’s Representations and Warranties.  The Company hereby represents and warrants to each Purchaser as of the Effective Date and as of the Closing as follows, subject to the exceptions as are disclosed prior to the Effective Date in the Company’s reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act of 1934, as amended (the “Exchange Act”) including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), which SEC Reports as filed prior to the Effective Date shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports as filed prior to the Effective Date:

a.             Organization, Good Standing and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted.  The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

b.             Authorization; Binding Obligations.  All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the Shares, the performance of all obligations of the Company hereunder at the Closing, and the sale, issuance and delivery of the Shares  pursuant hereto has been taken or will be taken prior to the Closing.

c.             No Conflict.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which the Company is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws (or other charter documents) of the Company, or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject.

d.             SEC Reports; Financial Statements.  The Company has filed all SEC Reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material).  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

e.             Capitalization.  Except as set forth on Schedule 2.e., the authorized capital stock of the Company and the issued and outstanding securities of the Company are as disclosed as of the Effective Date in the SEC Reports.

f.             Absence of Litigation.  Neither the Company nor any of its directors is engaged in any litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body.  Except as set forth on Schedule 2.f., no such proceedings, investigation or inquiry are pending or, to the Company’s knowledge, threatened against the Company, and, to the Company’s knowledge, there are no circumstances likely to give rise to any such proceedings.

g.             Intellectual Property.  The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a material adverse effect (collectively, the “Intellectual Property Rights”).  The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

h.             Valid Issuance.  The Shares issued hereunder will be duly and validly issued, fully paid and non-assessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

3.             Purchaser Representations and Warranties.  Each Purchaser, for itself and for no other Purchaser, represents and warrants as of the Closing as follows:

a.             Requisite Power and Authority.  Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions.  All action on such Purchaser’s part required for the lawful execution and delivery of this Agreement has been or will be taken prior to the Closing.

b.             Own Account.  Such Purchaser is acquiring the Shares as principal for its own account and not with a view to, or for resale in connection with, any distribution thereof in the United States, and such Purchaser has no present intention of selling or distributing any Shares in the United States.  Such Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein.  For the avoidance of doubt, this Section 3(b) is not intended to restrict such Purchaser’s ability to transfer the securities outside the United States pursuant to Regulation S promulgated under the Securities Act.  It is the parties’ understanding that the provisions of the Securities Act will not ordinarily restrict such Purchaser’s ability to transfer the Shares outside the United States pursuant to Regulation S promulgated under the Securities Act.

c.             Access to Data.  Such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to obtain any additional information which such Purchaser has deemed necessary or appropriate for deciding whether or not to purchase the Shares, including an opportunity to receive, review and understand the information regarding the Company’s financial statements, capitalization and other business information contained in the SEC Reports as such Purchaser deems prudent.  Such Purchaser acknowledges that no representations or warranties, oral or written, have been made by the Company or any agent thereof except as set forth in this Agreement.

d.             No Fairness Determination.  Such Purchaser is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the Shares.

e.             Knowledge And Experience.  Such Purchaser has such knowledge and experience in financial and business matters, including investments in other start-up companies, that such entity or individual is capable of evaluating the merits and risks of the investment in the Shares and it is able to bear the economic risk of such investment. Such Purchaser is an “accredited” investor as that term is defined under Regulation D promulgated under the Securities Act, and as set forth on Schedule I attached hereto.  Further, Such Purchaser has such knowledge and experience in financial and business matters that such individual is capable of utilizing the information made available in connection with the offering of the Shares, of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect to the Shares.  Neither such Purchaser, nor any person or entity with whom such Purchaser will share beneficial ownership of the Shares, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

f.             General Solicitation.  Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

g.             Residence.  Such Purchaser’s principal place of business or residence is and its investment decisions are made in the jurisdiction identified in the address or other jurisdiction set forth on the signature page.

4.             Restrictions on Transfer.

a.             Each instrument evidencing the Shares which such Purchaser may purchase hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Company) shall be imprinted with a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS PURSUANT TO EXEMPTIONS IN THE VARIOUS JURISDICTIONS WHERE THEY ARE BEING SOLD.

b.             Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4(a) above), (i) while a registration statement (including the Registration Statement (as defined below)) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 (if the transferor is not an affiliate of the Company), (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Registration Statement Effective Date (as defined below) if required by the Transfer Agent to effect the removal of the legend hereunder.

5.             Conditions to Closing.

a.             The obligation of the Purchasers to consummate the transactions contemplated herein at the Closing is subject to the satisfaction on or before the date of the  Closing of the following conditions, all or any of which may be waived in writing by the Purchasers as to their obligation to consummate the transaction so contemplated:

i.              Concurrent Investment.  The Company shall issue $9.0 million in equity securities to an institutional investor concurrently with the consummation of the transaction contemplated by this Agreement (the “Concurrent Investment”).

ii.             Performance.  The Company shall have performed all obligations, covenants and agreements herein required to be performed by the Company on or prior to the Closing.

iii.            Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incidental thereto or required to be delivered prior to or at the Closing will be reasonably satisfactory in form and substance to the Purchasers.

iv.            Suits/Proceedings.  No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

v.             Authorization of Issuance.  The Company’s board of directors will have authorized the issuance and sale by it to the Purchasers pursuant to this Agreement of the Shares.

vi.            Consents and Approvals.  The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

vii.           Representations and Warranties.  The representations and warranties of the Company contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Company contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

b.             The obligation of the Company to consummate the transactions contemplated herein at the Closing is subject to the satisfaction on or before the date of the

Closing of the following conditions, all or any of which may be waived in writing by the Company as to its obligation to consummate the transaction so contemplated:

i.              Performance.  The Purchasers shall have performed all obligations, covenants and agreements herein required to be performed by the Purchasers on or prior to the Closing.

ii.             Instruments and Documents.  All instruments and documents required to carry out this Agreement or incidental thereto shall be reasonably satisfactory to the Company and its counsel.

iii.            Suits/Proceedings.  No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

iv.            Representations and Warranties.  The representations and warranties of the Purchasers contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Purchasers contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

6.             Reliance.  The Purchasers is aware that the Company is relying on the accuracy of the representations and warranties set forth in Section 3 hereof to establish compliance with Federal and State securities laws.  If any such warranties or representations are not true and accurate in any respect as of the Closing, the Purchasers shall so notify the Company in writing immediately and shall be cause for rescission by the Company at its sole election.

7.             Registration Rights.

a.             The Company hereby agrees that, within thirty (30) days after the Effective Date, the Company shall file a shelf registration statement (or such other form available, the “Registration Statement”) with the Commission with respect to the Shares.  The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x)  no later than the sixtieth (60th) day following the filing of the Registration Statement in the event of “limited review” by the Commission, or (y) in the event of a “review” by the Commission, the ninetieth (90th) day following the filing of the Registration Statement, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period (as such term is defined below along with any other terms used in this Section 7).

b.             Notwithstanding anything in this Section to the contrary, the Company may, on no more than two occasions during any 12-month period, delay or suspend the effectiveness of the Registration Statement for up to 30 days on each occasion (a “Delay Period”) if the board of directors of the Company determines in good faith that (i) effectiveness of the Registration Statement must be suspended in accordance with the rules and regulations under the Securities Act or that (ii) the disclosure of material non-public information (“Pending Developments”) at such time would be detrimental to the Company and its subsidiaries, taken as a whole.  Notwithstanding the foregoing, the Company shall use its reasonable best efforts to ensure that the Registration Statement is declared effective and its permitted use is resumed following a Delay Period as promptly as practicable.

c.             If at any time the Company proposes to file a Registration Statement (other than to file a shelf registration that is not in connection with a particular offering), or the Company proposes to sell Company Common Stock in an underwritten offering for cash (excluding the Excluded Registration Statements and excluding an offering relating solely to an employee benefit plan or an offering relating to a transaction on Form S-4) (a “Piggyback Registration Statement”), the Company shall give prompt written notice (the “Piggyback Notice”) to all Holders that hold Registrable Securities (collectively, the “Piggyback Eligible Holders”) of the Company’s intention to file a Piggyback Registration Statement reasonably in advance of (and in any event at least ten (10) Business Days before) the anticipated filing date of such Piggyback Registration Statement.  The Piggyback Notice shall offer the Piggyback Eligible Holders the opportunity to include for registration in such Piggyback Registration Statement the number of Registrable Securities of the same class and series as those proposed to be registered as they may request, subject to pro ration for the maximum number of shares that can be sold in the reasonable judgment of the lead underwriter (a “Piggyback Registration”).  The Company shall use its commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests (each, a “Piggyback Request”) from Piggyback Eligible Holders within five (5) Business Days after giving the Piggyback Notice.  The Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register pursuant to the Piggyback Requests, to the extent required to permit the disposition of the Registrable Securities so requested to be registered.

d.             All fees and expenses incident to the performance of or compliance with this Section by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.

e.             Except for registration rights granted on or prior to the Effective Date (including for the avoidance of doubt the registration rights granted in connection with the Concurrent Investment), the Company has not entered into and, unless agreed in writing by each Holder on or after the date of this Agreement, will not enter into, any agreement or arrangement that (i) is inconsistent with the rights granted to the Holders with respect to Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof in any material respect or (ii) other than as set forth in this Agreement, would allow any holder of Company Common Stock or other securities of the Company to include such securities in any Registration Statement filed by the Company on a basis that is more favorable in any material respect to the rights granted to the Holders hereunder including granting registration rights that would have priority over the Registrable Securities with respect to the inclusion of such securities in any registration.

f.             As used in this Section, the following terms have the respective meanings:

“Effectiveness Period” means, the period commencing on the Registration Statement Effective Date and ending on the earlier of (i) the time as all of the Registrable Securities covered by such Registration Statement have been sold (either pursuant to a Registration Statement or otherwise) by the Holders, or (ii) the time as all of the remaining Registrable Securities are eligible to be sold by the Holders without compliance with the volume limitations or public information requirements of Rule 144.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities.

“Excluded Registration Statements” means (i) the post-effective amendment to the registration statement on Form S-4 (File No. 333-217364) relating to the resale of shares of the Company’s common stock issuable upon vesting of the contingent rights issued to holders of common stock of Napo Pharmaceuticals, Inc., pursuant to the Merger Agreement and (ii) one or more registration statements relating to the resale of shares of the Company’s common stock issued or issuable pursuant to the Common Stock Purchase Agreement, dated June 8, 2016, by and between the Company and Aspire Capital Fund, LLC.

“Merger” means the merger of Napo into Merger Sub pursuant to the terms of the Merger Agreement.

“Merger Agreement” means an agreement and plan of merger among the Company, Napo and Merger Sub, whereby Napo will merge into the Merger Sub and become a wholly-owned subsidiary of the Company, and as a result of such Merger the equity holders of Napo shall receive Common Stock (except as otherwise provided therein).

“Merger Sub” means a wholly owned subsidiary of the Company formed for purposes of effectuating the Merger.

“Napo” means Napo Pharmaceuticals, Inc., a Delaware corporation.

“Registrable Securities” means: (i) the Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in (i).

“Registration Statement” means the registration statements required to be filed in accordance with this Section and any additional registration statements required to be filed under this Section, including in each case the prospectus, amendments and supplements to such registration statements or prospectus, including pre and post effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Registration Statement Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Trading Day” means a day on which the Nasdaq Stock Market is open for trading.

8.             Miscellaneous.

a.             Survival.  The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby for a period of one year.

b.             Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

c.             Entire Agreement.  This Agreement and the Schedule attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters.  This Agreement supersedes and replaces the Commitment which is hereby terminated.  The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Company and Purchasers holding at least 50.1% in interest of the Shares then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required.

d.             Title and Subtitles.  The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

e.             Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

f.             Applicable Law.  This Agreement shall be governed by and construed in accordance with laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

g.             Venue.  Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the County of San Francisco, in the State of California.

h.             Authority.  With respect to each Purchaser, the individual executing and delivering this Agreement on behalf of such Purchaser has been duly authorized and is duly qualified to execute and deliver this Agreement in connection with the purchase of the Shares and the signature of such individual is binding upon such Purchaser.

i.              Notices.  All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, telecopier, or overnight air courier guaranteeing next day delivery at the address set forth on the signature pages hereof to the Purchasers and with respect to the Company at its principal place of business.  All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.  The parties may change the addresses to which notices are to be given by giving five days prior written notice of such change in accordance herewith.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first set forth above.

COMPANY:	Address for Notice:

JAGUAR HEALTH, INC.	201 Mission Street, Suite 2375
San Francisco, CA 94105
Fax: (415) 371-8311

By:
Name: Lisa A. Conte
Title: CEO and President

With a copy to (which shall not constitute notice):

Donald C. Reinke, Esq.
Reed Smith LLP
101 Second Street, Suite 1800
San Francisco, CA 94105

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SIGNATURE PAGE FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by their respective authorized signatories as of the day and year first set forth above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares:

EIN/Tax ID Number:

Closing Date:

Shares to be registered in the name of (if not same as name of purchaser above):